SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                --------------


                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                               OCTOBER 14, 1996
                                Date of Report
                      (Date of earliest event reported)

                      ---------------------------------



                        ADVANCED TISSUE SCIENCES, INC.
            (Exact name of registrant as specified in its charter)

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          Delaware                   0-016607               14-1701513
-------------------------------    -----------           -------------------
(State or other jurisdiction of    (Commission            (I.R.S. Employer
 incorporation or organization)     File No.)            Identification No.)


     10933 North Torrey Pines Road, La Jolla, California          92037
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         (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code:  (619) 450-5730

Item 5.  Other Events

On October 14, 1996, Advanced Tissue Sciences, Inc. (the "Company") issued a press release containing information on the results of its pivotal clinical trial in the United States of Dermagraft (R) in the treatment of diabetic foot ulcers. The Company also reported that it is preparing, and plans to submit, a Premarket Approval (PMA) application for Dermagraft for the treat-ment of diabetic foot ulcers in December 1996. The press release is attached hereto as Exhibit 28.


Item 7.  Exhibits

Exhibit
Number               Description
-------              -----------

  28        Press Release of the Company dated October 14, 1996



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ADVANCED TISSUE SCIENCES, INC.


Date:  October 23, 1996                   By:     /s/ Arthur J. Benvenuto
                                             -----------------------------
                                              Arthur J. Benvenuto
                                              Chairman and Chief Executive
                                               Officer